End of Q2 2022

This presentation and any accompanying discussion or documents may contain information that includes or is based upon "forward- looking statements" within the meaning of the Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs and certain assumptions we have made. They are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may turn out to be wrong. For a discussion of factors that could affect our business, please refer to the "Risk Factors" sections in our filings with the U.S. Securities and Exchange Commission, including our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward-looking statements. 2

# Recursion is a 21st century biopharma company

Recursion is a clinical stage **Pharmatech** company **Mapping and Navigating** biology and chemistry with the goal of bringing better medicines to patients faster and at lower cost via an **Internal Pipeline** and **Partnerships**

### The Leading Pharmatech

**Mission** is to decode biology to radically improve lives

**>150** biologists, chemists and drug developers

**>150** data scientists, software programmers, and engineers

### Mapping & Navigating

**1st** novel biological insights identified with AI-enabled mapping

**>16 petabytes** of proprietary biological & chemical data generated in-house

**2.4 trillion** predicted biological and chemical relationships to mine for compelling novel programs

### Internal Pipeline

**2** programs initiated Ph2 or Ph2/3 clinical trials

**1** program to initiate Ph2 in Q3 2022 and **1** program to initiate Ph1 in 2H 2022

**Dozens** of preclinical and discovery programs

### Transformational Partnerships

**>$230M** in upfront payments and investment to date from partners

**>$500M** in potential research milestones and data usage options

**>$13B** in potential project milestones across 50+ possible programs in addition to royalties

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Images adapted from Jayatunga, M., et al. Nature Reviews Drug Discovery 2022. 4 Top-20 Pharma Companies AI-Native Drug Discovery Companies 705 768 708 602 575 641 686 709 519 439 393 333 0 500 1,000 1,500 2,000 2,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Discovery / Preclinical Phase I Phase II Phase III 6 2 4 6 10 18 23 28 56 121 119 158 0 50 100 150 200 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 N um be r o f C lin ic al a nd P re cl in ic al A ss et s N um be r o f C lin ic al a nd P re cl in ic al A ss et s

Well-known primary relationships between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome All primary relationships found by the Recursion OS between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome 5

6 build relatable datasets to uncover novel insights integrate diverse technologies to scale novel insights organize aspects of the value chain to deploy novel insights

# An underlying theme of many successful technology companies is an iterative loop of data and algorithms


Digital (bits)
Real (atoms)
1
2
3

## 1 Profile Systems

Capture high-dimensional data to create a digital record of reality (things, places, preferences, etc.)

## 2 Data

Aggregate and organize data to create digital maps of reality

## 3 Algorithms

Navigate digital maps to predict novel relationships, then try them in reality









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# How we build maps of biology and chemistry



## Robotic Automation at Scale

Up to
**2.2 Million**
**wet-lab experiments per week** profiling genes and compounds, we believe we are the largest phenomics (human cellular image-based) data producer

## Diverse Biological and Chemical Inputs

**44**
different human **cell types**

**~1.3 Million**
**small molecule library**, we believe this scale is on par with some large pharma companies

**130K**
arrayed CRISPR guides

**1K**
cytokines and soluble factors



## Digitization of Biology and Chemistry

**>16 Petabytes**
**proprietary high-dimensional data**, we believe this is the largest relatable *in vitro* biological and chemical dataset



**Recursion OS**
Enables quality, reliability, repeatability and scale


BioHive 1

## ML-Based Analysis

**Top 500**
**supercomputer across any industry** (TOP500 List, Jun 2022), we leverage vast neural networks and multiomics approaches to extract features and drive insights

**Novel Efficacy and Insights**


200
150
100
50
0
-log10(pAdj)
-4
-2
0
2
4
6
log2(FC)

## High-Dimensional Validation

Up to
**13K**
**near whole exomes per week**, we believe we are one of the largest transcriptomics data producers

**5K**
proteomics panels in 2021



## ML-Based Relationships

**2.4 Trillion**
**relatable hypotheses** across multiple biological and chemical contexts

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To the left is a whole-genome arrayed CRISPR knock-out Map generated in primary human endothelial cells Recursion visualizes its Maps in different ways. Below is a Map of thousands of new chemical entities, clustered by chemical similarity and colored by potency, which demonstrated a strong anti-inflammatory response on the Recursion OS 11

Many known mitochondrial-related genes cluster together along with a few less well-known genes 12

JAK1 JAK1 The JAK / STAT pathway clustered by strength of interaction, including both similar genes (red) and ‘opposite’ genes (blue) – note that both expected and less well-known genes can serve as novel hypotheses 13

20S Subunit 26S Subunit The 20S and 26S proteosomes form expected clusters that give confidence in this Map, one of many we have built – however, the most exciting elements of each map are the tens of thousands of unknown and unexplored high- confidence relationships 14

# A move from traditional drug discovery towards mapping and navigating biology and chemistry

## Traditional Drug Discovery

**LIMITATIONS**

1. Millions of disparate journal articles and publications
2. Many data cannot be independently replicated
3. Human-selected low dimensional assays prone to confirmation bias
4. Humans prone to confirmation bias

- World's literature reviewed
- People generate hypotheses
- Hypotheses validated in low dimensional assays
- Translation

**<10%** clinical success rate

## Recursion Approach

- MAP OF BIOLOGY AND CHEMISTRY
  2.4 trillion predicted relationships from >100M reproducible experiments
- Scientists navigate machine-generated hypotheses with unmet need and data arbitrage in mind
- Chosen hypotheses automatically validated using orthogonal high-dimensional assays
- Increased efficiency of translation: more scale, more speed, less cost

*Approach is designed with the goal of achieving **higher** clinical success rates*

**BENEFITS**

1. Massive, relatable proprietary map of searchable biology and chemistry
2. Data highly replicable and scalable
3. High-dimensional orthogonal validation minimizes 'leak' of poor hypotheses to later stages
4. Minimization of human bias
5. Maximization of biological systems relevance

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Data shown are the averages of all our programs from 2017 through 2021. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214 Screen — Hit ID — Validated Lead — Advanced Candidate — Development Candidate — Industry Recursion Failing faster and earlier to › › spend less › Co st to IN D ($ M ) 25 — 20 — 15 — 10 — 5 — 0 — Industry 40 — 30 — 20 — 10 — 0 — › and go faster 100 80 60 51 80% 75% 85% 100 64 33 64% 52% 73% 20 61% St ag e Ti m e to V al id at ed L ea d (m o) Recursion Industry Recursion 15 Industry Recursion 16

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Internal Pipeline - Rare Genetic Diseases Asset Sales / Licenses / Commercialization Partnership strategy • Partner in large, difficult and/or competitive therapeutic areas • Add knowledge to and improve our growing atlas of biology Internal Pipeline Discovery Partnerships Commercialization, licensing and asset sales Fibrosis Other large, intractable areas of biology Neuroscience *and a single oncology indication • $30M upfront and $50M equity investment • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single-digit royalties on net sales • $150M upfront and up to or exceeding $500M in research milestones and data usage options • Up to or exceeding $300M in possible milestones per program for up to 40 programs • Mid to high single-digit tiered royalties on net sales Pipeline strategy • Advance programs where we have a data arbitrage • Focus on capital efficient therapeutic areas Oncology Inflammation & Immunology Rare Diseases 18

Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Illustrative example of potential value inflection points Upfront Fee Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Programs 2 through N Collaboration Timeline Programs 2 through N Programs 2 through N Programs 2 through N Value Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Program 1 Programs 2 through N Programs 2 through N Technical and Map-Based Milestones Programs 2 through N Programs 2 through N Pre-Clinical Milestones Clinical and Approval Milestones Royalties & Commercial Milestones 19

# Phase 2 Trial Underway – REC-994 for Cerebral Cavernous Malformation (CCM)

PREVALENCE

360,000 **US + EU5**

CAUSE

LOF mutations in genes *CCM1*, *CCM2* & *CCM3*, key for maintaining the structural integrity of the vasculature due to unknown mechanisms

PATHOPHYSIOLOGY

Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms

OUR REASON TO BELIEVE

Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice

KEY ELEMENTS

- Targeting sporadic and familial symptomatic CCM patients with *CCM1*, *CCM2*, and *CCM3* mutations
- Phase 2 clinical trial initiated in Q1 2022
- Once daily oral dosing
- US & EU Orphan Drug Designation

Phase 2a Study Design

CCM Confirmed with MRI → 1:1:1 → High Dose / Low Dose / Placebo → 52-Week Treatment → 1° - Safety and Tolerability; 2° - Imaging, assessments and PROs → Open Label Extension



Julia – living with CCM

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# Phase 2/3 Trial Underway – REC-2282 for *NF2*-Mutated Progressive Meningioma

INCIDENCE

**33,000** US + EU5

CAUSE

LOF mutations in *NF2* tumor suppressor gene

PATHOPHYSIOLOGY

Inherited rare CNS tumor syndrome leading to loss of hearing and mobility, other focal neurologic deficits

OUR REASON TO BELIEVE

Efficacy in Recursion OS, cellular, & animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors

KEY ELEMENTS

- Targeting familial and sporadic NF2 meningioma patients
- Phase 2/3 clinical trial initiated in Q2 2022
- Oral bioavailability and CNS exposure together are unique among clinical-stage HDAC inhibitors
- Fast-Track and US Orphan Drug Designation

Adaptive Phase 2/3 Study Design

Phase 2

Progressive *NF2*-mutated meningioma → 1:1 → REC-2282 40mg / REC-2282 60mg → 6 x 1 Month Cycles → Interim Analysis → 20 x 1 Month Cycles

Phase 3

Progressive *NF2*-mutated meningioma → 2:1 → REC-2282 / Placebo → 26 x 1M Cycles → 1° - PFS; 2° - TTR, DOR & ORR



Ricki – living with NF2

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# Clinical Program – REC-4881 for Familial Adenomatous Polyposis (FAP)

PREVALENCE

**50,000** **US + EU5**

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY

Polyps throughout the GI tract with extremely high risk of malignant transformation



OUR REASON TO BELIEVE

Efficacy in the Recursion OS shows that specific MEK 1/2 inhibitors had an effect in context of *APC* LOF. Subsequent mouse model $APC^{min}$ showed potent reduction in polyps and dysplastic adenomas



KEY ELEMENTS

- Targeting Classical FAP patients (w/ *APC* mutation)
- Benign polyps and dysplastic adenomas
- Oral Dosing & Gut-Biased
- Fast-Track and US & EU Orphan Drug Designation

**Phase 2 Study Design**

FAP with *APC* mutation confirmed → 2:2:1 High Dose / Low Dose / Placebo → Food Effect → 48 Week Treatment → 1° - Δ Polyp burden at 12M; 2° - PL, Safety, polyp # and histological grade → Open Label Extension



22

# Near Clinical Program – REC-3964 for Recurrence or Prevention of Clostridium difficile Colitis

INCIDENCE

730,000

**US + EU5**

CAUSE

Release of C. difficile toxins by colonizing bacterium causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host

PATHOPHYSIOLOGY

Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death

OUR REASON TO BELIEVE

Recursion OS identified a new chemical entity for prophylaxis and recurrent C. difficile infection via glycosyl transferase inhibition with potential to be both orally active and gut-biased

KEY TPP ELEMENTS

- Orally active small molecule toxin inhibitor
- Non-antibiotic approach with potential for combination with SOC and other therapies for recurrent disease
- Designed for gut-biased pharmacology to target infection in the GI tract while reducing systemic exposure and potential systemic effects
- Not expected to negatively impact the gut microbiome



Colleen – overcame recurrent C diff.

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*Tumor-targeted precision therapeutics*

# Target γ: Novel CDK12-adjacent target for potentially treating HRD-negative ovarian cancer

- **Goal:** Identify potential first-in-class NCE with novel MOA capable of potentially treating HRD-negative ovarian cancer
- **Phenomap insight:** Inhibition of target *Gene A* (for example, with REC-65029) may mimic inhibition of CDK12 while mitigating toxicity due to CDK13 inhibition
- **Result:** Single agent and in combination with olaparib in HRD-negative ovarian cancer CDX and PDX models showed **durable efficacy** – including **100% complete response**


CDK12
Gene A
0.1µM
0.25µM
1.0µM
2.5µM
REC-65029
Similar
Opposite
2.5µM
1.0µM
0.25µM
0.1µM
Gene A
CDK12
REC-65029

**Single agent activity in olaparib-resistant CDX mouse model**


OVCAR-3 CDX
Tumor Volume (mm³)
800
600
400
200
0
0
5
10
15
20
25
Days

**Single agent and combination (with olaparib) in an HRD-*negative* ovarian cancer PDX model with durable response**


OV0273 PDX
Tumor Volume (mm³)
2000
1500
1000
500
0
0
5
10
15
20
Days
80% CR by day 14 in combo
**
100% CR


OV0273 PDX (Survival)
Probability of Survival
100
50
0
0
20
40
60
80
Days
****
Treatment stopped on Day 28

Vehicle  Olaparib  REC-65029  REC-65029 + Olaparib

OVCAR-3 CDX – animals dosed with REC-65029 for 5 days at 100 mg/kg BID, a holiday from days 6-9 (due to body weight loss) and dosing resumed at 85 mg/kg BID; OV0273 PDX – REC-65029 dosed at 85 mg/kg PO, BID, olalparib dosed at 90mg/kg PO QD; ** p<0.01 **** p<0.0001

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Tumor-intrinsic immune resistance

# Target α: Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response

- **Goal:** Identify novel compounds capable of re-sensitizing tumors with tumor-intrinsic resistance factors to checkpoint therapy
- **Phenomap insight:** Novel compound (REC-648918) identified with similarity to knockout of potential immunotherapy resistance gene targets (*Gene A*, *Gene B*)
- **Result:** Reduction in tumor growth vs anti-PD-1 alone in both CT26 checkpoint resistance and EMT6 models – including **40% and 80% complete response** in combination in each model, respectively



Similar
Opposite
Gene B
REC-648918
BIRC2
Gene A
Gene A
BIRC2
REC-648918
Gene B

**Efficacy demonstrated in CT26 checkpoint resistance (left) mouse model; complete response (CR) mice show minimal tumor growth when rechallenged (middle left). Peripheral IL-6 remain unchanged (middle right) while intertumoral IFNγ increases**



Tumor Volume (mm3)
Vehicle
aPD1
REC-648918
aPD1+REC-648918
40% CR in combo
Days



CT26 rechallenge
Naive mice
CR mice from previous study
Days



Plasma IL-6 Level (pg/mL)
Vehicle
aPD1
REC-648918
Combo



Tumor IFN-γ Level (pg/mL)
Vehicle
aPD1
REC-648918
Combo

**Efficacy demonstrated in EMT6 mouse model**



Tumor Volume (mm3)
Vehicle
aPD1
REC-648918
aPD1+REC-648918
80% CR in combo
Days

CT26: mouse colon carcinoma. REC-648918 was dosed PO, QD for 5 weeks at 100mg/kg. Anti-PD-1 was dosed IP, BIW for 5 weeks at 10mg/kg. 10 mice per group, dosing initiated when tumors reached ~ 80 mm3; * p<0.05 ** p<0.01 **** p<0.0001; ^ Combination treatment in EMT6 resulted in 8 CR and 8 rejections on re-challenge

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Tumor-intrinsic immune resistance

# *KRAS/STK11*: Potential first-in-class NCE with novel MOA to enhance anti-PD-(L)1 response in KRASm/STK11m cancers

- **Goal:** Identify novel compounds capable of re-sensitizing tumors to checkpoint therapy in *STK11* mutant cancers
- **Phenomap insight:** Novel class of compounds (REC-64151) inferred to rescue loss of *STK11*
- **Result:** REC-64151 restores anti-PD1 (aPD1) response of *STK11* mutant CT26 tumors (Fig. A, B) and demonstrated enrichment of CD8+ T-cells (Fig.C)



REC-64151
0.25 µM
2.5 µM
STK11
STK11
Similar
Opposite
2.5 µM
0.25 µM
REC-64151

---

**REC-64151 restores anti-PD1 response of *STK11* mutant CT26 tumors**



(A)
CT26 WT
Tumor volume (mm3)
3000
2000
1000
0
5
10
15
20
25
days
***
(B)
CT26 STK11 KO
Tumor volume (mm3)
3000
2500
2000
1500
1000
500
0
5
10
15
20
25
days
****
Vehicle
aPD1
REC-64151
REC-64151 + aPD1

**REC-64151 combination with anti-PD1 enriches CD8 T-cells**



(C)
CD8+ T cells
**
% CD8 of T cells
60
40
20
0
Vehicle
aPD1
REC-64151
REC-64151 + aPD1

Anti-PD-1 dosed at 10mg/kg; REC-64151 dosed at 100mg/kg; ** p<0.01 **** p<0.0001

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-2 -1 0 1 2 0 50 100 % P ro lif er at io n In hi bi tio n PC-12 MSTO-211H MV-4-11 HL-60 REC-142221 Conc. (Log, uM) -2 -1 0 1 2 0 50 100 % P ro lif er at io n In hi bi tio n REC-136467 Conc. (Log, uM) c-Myc Independent Cell Line: PC-12 c-Myc Dependent Cell Lines: MSTO-211H MV-4-11 HL-60 MYC: Platform to identify small molecule inhibitors of MYC • Goal: Use the map-based inference platform to: • Identify novel small molecules that inhibit MYC activity for the treatment of diverse cancers characterized by aberrant activation of MYC pathway • Identify multiple hit series that mimic the functional consequence of MYC knockout by multiple mechanisms of action (MYC degradation, inhibition, molecular glues) • Phenomap insight: Complex MYC biology is represented in the map with MYC inhibitors identified due to their inferred relationship to the MYC gene knockout • Result: Identified hits selectively induce cell death in c-MYC dependent cell lines, while not affecting cell viability in c-MYC independent cells Selective effect on c-MYC amplified and c-MYC dependent cell line proliferation for two hit molecules identified using Recursion’s Platform Tumor-targeted precision therapeutics 27 Similar Opposite

# What it takes to make this happen – a new kind of team and culture

## Team Members

**450+** Employees

**42%** Advanced degrees



- Life Sciences – biology, chemistry, development, etc.
- Technology – data science, software engineering, automation, etc.
- Strategic Operations

| 45% | 53% | 1% |
|---|---|---|
| Female | Male | Non-Binary |

***Parity Pledge Signer*** - gender parity and people of color parity

## ESG Highlights

✓ Inaugural ESG report in 2022 – reporting on **Healthcare and Technology Metrics**

✓ **100% of electricity** powering our Biohive-1 supercomputer comes from renewable sources

### Community Impact

altitude lab
Founding Partner,
Life Science Accelerator

biohive.
Founding Member,
Life Science Collective

### Committed to ESG Excellence

Corporate ESG Performance
Prime
RATED BY ISS ESG

**2030 Goals**

- Achieve net-zero GHG emissions
- Achieve equal gender representation

Data shown reflective of Q2 2022 and Recursion's 2022 ESG report

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Enables quality, reliability, repeatability and scale Recursion OS Continued digital chemistry and predictive ADMET OS build Clinical Predictions Near-TermToday Intermediate-Term 29

# What to expect from Recursion

## Recent Milestones Achieved

- **Expanded Bayer** collaboration to use mapping and navigating techniques to explore **fibrotic diseases**
- Announced transformational collaboration with **Roche-Genentech** focused predominantly in **neuroscience**
- **Initiated Phase 2** clinical trial evaluating REC-994 for the potential treatment of **CCM**
- **Initiated Phase 2/3** clinical trial evaluating REC-2282 for the potential treatment of **NF2**

## Upcoming Potential Milestones

### Near-Term

- Rec-4881 for **FAP Phase 2** initiation in Q3 2022
- Rec-3964 for **C diff. Phase 1** initiation in 2H 2022
- Potential for additional INDs and clinical starts
- Potential option exercises for partnership programs

### Medium-Term

- Multiple **POC readout(s)** for AI-discovered programs
- Potential **additional partnership(s)** in large, intractable areas of biology
- Potential additional **option exercises** for partnership programs
- Recursion OS begins to move to Autonomous Map Building and Navigation with automated chemical synthesis, digital chemistry and predictive ADMET tools

## Strong Financials

- $515M in cash, equivalents & investments at end of Q2 2022

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Appendix 31

# Our leadership team brings together experience & innovation to build the OS for scaling biopharma discovery

## Board of Directors



**CHRIS GIBSON, PHD**
Co-Founder & CEO



**DEAN LI, MD/PHD**
Recursion Co-Founder, President of Merck Research Labs



**BLAKE BORGESON, PHD**
Recursion Co-Founder, Board Member Machine Intelligence Research Institute



**ZAVAIN DAR**
Co-Founder & Partner, Dimension



**ZACHARY BOGUE, JD**
Co-Founder & Partner, Data Collective



**ROB HERSHBERG, MD/PHD**
Co-Founder/CEO/Chair of HilleVax, Former EVP CSO & BD at Celgene



**TERRY-ANN BURRELL, MBA**
CFO & Treasurer, Beam Therapeutics



**R. MARTIN CHAVEZ, PHD**
Board Member of Alphabet, Vice-Chair of 6th Street, Former CFO/CIO of GS

## Executive Team



**CHRIS GIBSON, PHD**
Co-Founder & CEO



**TINA LARSON**
President & COO



**SHAFIQUE VIRANI, MD FRCS**
Chief Business Officer & Interim CMO



**MICHAEL SECORA, PHD**
Chief Financial Officer



**HEATHER KIRKBY, MBA**
Chief People Officer



**BEN MABEY**
Chief Technology Officer



**LOUISA DANIELS, JD MBA**
Chief Legal Officer & General Counsel



**KRISTEN RUSHTON, MBA**
SVP of Business Operations

*Trademarks are the property of their respective owners and used for informational purposes only.*

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• Growth in capabilities, proprietary data, programs, and partnerships • Increasing business opportunities • Reducing binary risks We are a biotechnology company scaling more like a technology company, as demonstrated by our growth in inputs (experiments) and growth in outputs (data, biological and chemical relationships, programs, and partnerships). (1) Includes approximately 500,000 compounds from Bayer’s proprietary library. (2) ‘Predicted Relationships’ refers to the number of Unique Perturbations that have been predicted using our maps. (3) Announced a collaboration with Roche and Genentech in December 2021 and received an upfront payment of $150 million in January 2022. Year 2018 2019 2020 2021 Total Phenomic Experiments (Millions) 8 24 56 115 Data (PB) 1.8 4.3 6.8 12.9 Cell Types 12 25 36 38 Total Chemical Library1 (Thousands) 24 106 706 978 In Silico Chemistry Library (Billions) 0 0.02 3 12 Predicted Biological and Chemical Relationships2 (Billions) NA NA 13 203 IND-Enabling and Clinical Stage Programs 1 2 4 5 Cumulative Upfront and Investment Payments Committed by Partners3 $0 $0 $80M $230M Cumulative Potential Payments from Partners Excluding Royalties $0 $0 >$1B >$13B 34